                          INDEPENDENT AUDITORS' CONSENT


                                                                    Exhibit 23.1


We consent to the incorporation by reference in this Registration Statement of Honeywell Inc. on Form S-8 of our report dated February 10, 1998, appearing in the Annual Report on Form 10-K of Honeywell Inc. for the year ended December 31, 1997 and to the reference to us under the heading `Experts' in the Prospectus, which is part of this Registration Statement.



Deloitte & Touche LLP
Minneapolis, Minnesota


April 21, 1998

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